UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.      )

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Filed by a party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

WIND RIVER SYSTEMS, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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*** Exercise Your Right to Vote ***

IMPORTANT NOTICE Regarding the Availability of Proxy Materials

WIND RIVER SYSTEMS, INC.

WIND RIVER SYSTEMS, INC.

500 WIND RIVER WAY

ALAMEDA, CA 94501

ATTN: INVESTOR RELATIONS

Meeting Information

Meeting Type: Annual

For holders as of: 4/21/09

Date: 6/18/09 Time: 9:00 a.m. PDT

Location: 500 Wind River Way

Alameda, CA 94501

For directions, please refer to the Proxy Statement.

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper or e-mail copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

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Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

Our 2009 Annual Report to Shareholders, including our Form 10-K and Proxy Statement

How to View Online:

Have the 12-Digit Control Number available (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET: www.proxyvote.com

2) BY TELEPHONE: 1-800-579-1639

3) BY E-MAIL*: sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. To facilitate timely delivery, please make the request as instructed above on or before June 4, 2009.

How To Vote

Please Choose One of the Following Voting Methods

Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote by Internet, go to www.proxyvote.com up until 11:59 P.M. Eastern Time on June 17, 2009.

Have the 12-Digit Control Number available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

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Voting Items

The Board of Directors recommends a vote "FOR" all nominees listed in Proposal 1 and for each of Proposal 2 and Proposal 3.

1. Election of Directors

Nominees:

01) John C. Bolger

02) Jerry L. Fiddler

03) Narendra K. Gupta

04) Grant M. Inman

05) Harvey C. Jones

06) Kenneth R. Klein

07) Standish H. O'Grady

2. To ratify the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm for Wind River Systems, Inc. for the fiscal year ending January 31, 2010.

3. To approve amendments to Wind River’s 2005 Equity Incentive Plan (i) to increase the aggregate number of shares of Wind River’s Common Stock authorized and reserved for issuance under the plan by 3,600,000 shares; (ii) to permit awards granted under the plan to continue to qualify as deductible "performance based compensation" within the meaning of Internal Revenue Code Section 162(m); and (iii) to revise the permissible performance goals and annual share limits applicable to certain plan awards intended to qualify as deductible "performance based compensation" within the meaning of Internal Revenue Code Section 162(m).

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